UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20369
Amendment No.2
to
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported:  August 15, 2014

Kore Resources, Inc.
(Exact name of registrant as specified in charter)

Nevada	000-52970	00-000000

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Brickell Ave, South Tower	33131
8th Floor Miami, Florida

(Address of principal executive offices)	(Zip code)

Issuer’s telephone number, including area code: 1-855-587-4249
(Registrant's telephone number including area code)

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 15, 2014, the Board of Directors, of Kore Resources, Inc. ("Company") approved the appointment of Malone Bailey, LLP.as the Company's new independent registered public accounting firm for the Company's 2014 fiscal year, subject to the completion of final acceptance procedures. On August 15, 2014, this process was completed and the Company engaged Malone Bailey, LLP

Accordingly, effective August 15, 2014, the Company received notice from ANTON & CHIA, LLP that it had resigned as the Company’s primary auditor.

ANTON & CHIA, LLP issued audit reports on the Company’s financial statements for the years ended December 31, 2013 and 2012.

The ANTON & CHIA, LLP report’s on the financial statements of the Company for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles.

The ANTON & CHIA, LLP report’s on the financial statements of the Company for the past two years each contained going concern explanatory paragraphs.

During the Company’s two most recent fiscal years and any subsequent interim period preceding ANTON & CHIA, LLP’s resignation, there were no reportable events or disagreements with ANTON & CHIA, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of ANTON & CHIA, LLP, would have caused the Company to make reference to the subject matter of the disagreement(s) in connection with this report.

During the two most recent fiscal years and the interim period preceding our engagement of Malone Bailey, we did not consult with them on any matter described in Item 304(a)(2) of Regulation S-K.

The Company has provided a copy of this disclosure to ANTON & CHIA, LLP, and requested that ANTON & CHIA, LLP furnish the Company with a letter, within the time periods prescribed by Item 304(a)(3) of Regulation S-K of Securities and Exchange Act of 1934, addressed to the Securities and Exchange Commission stating whether ANTON & CHIA, LLP agrees with the statements made by the Company and, if not, stating the respects in which ANTON & CHIA, LLP does not agree.

A copy of ANTON & CHIA, LLP’s response to this Report on Form 8-K/A is attached hereto as Exhibit 16.1 to this current report on Form 8K/A.

•	Item 9.01. Financial Statements and Exhibits

•	(d) Exhibits

•	16.1 Letter from Anton & Chia, LLP.*

* Previously filed

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned, thereunto duly authorized.

Kore Resources, Inc.

/s/ Mr. Matthew Killeen

Mr. Matthew Killeen Chief Executive Officer
(Principal Executive Officer)

/s/ Mr. Matthew Killeen
Mr. Matthew Killeen, Chief Financial Officer
(Principal Financial Officer)

Dated: September 24, 2014